EXHIBIT 10.11.2



                                                          As of October 29, 1997



CONGRESS FINANCIAL CORPORATION
 (CENTRAL)
150 South Wacker Drive
Chicago, Illinois 60606

                    Re:  Amendment No. 2 to Financing Agreements

Gentlemen:

            Reference is made to the financing arrangements between CONGRESS FINANCIAL CORPORATION (CENTRAL) ("Lender") and NAVARRE CORPORATION ("Borrower"), pursuant to which Lender may extend loans, advances and other financial accommodations to Borrower pursuant to the terms and provisions of the Loan and Security Agreement dated June 12, 1997 between Borrower and Lender (as amended pursuant to Amendment No. 1 to Financing Agreements dated as of September 29, 1997 (the "First Amendment"), the "Loan Agreement"). All capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined in the Loan Agreement.

            Borrower has requested that the Lender amend the Loan Agreement which Lender is willing to do, on and subject to the terms and conditions of the Loan Agreement and the terms and conditions set forth in this Letter Re:
Amendment No. 2 to Financing Agreements ("Amendment"). In consideration of the foregoing, the parties hereto hereby agree as follows:

            1. Notwithstanding anything to the contrary contained in Section
1.24 of the Loan Agreement, from October 29, 1997 up to and including December 31, 1997, "Maximum Credit" shall mean the amount of $48,000,000. From and after January 1, 1998, and at all times thereafter, "Maximum Credit" shall have the meaning set forth in Section 1.24 of the Loan Agreement (i.e., "Maximum Credit" shall mean the amount of $45,000,000).

            2. Paragraph 1 of the First Amendment is hereby deleted in its entirety effective as of the date hereof.

            3. This Amendment shall not constitute a waiver or amendment of any provision of the Loan Agreement not expressly referred to herein. Except as expressly set forth herein, no other changes or modifications to the Loan Agreement are intended or implied and the Loan Agreement shall remain in full force and effect in accordance with its terms.

            4. This Amendment may be executed in counterparts, each of which, when executed, shall be deemed to constitute one and the same Amendment.

            5. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois.

                                         Very truly yours,

                                         NAVARRE CORPORATION


                                         By: /s/ Charles E. Cheney
                                            ------------------------------------
                                                    Charles E. Cheney

                                         Title: Executive Vice President and CFO
                                               ---------------------------------

ACCEPTED AND AGREED TO:

CONGRESS FINANCIAL CORPORATION
(CENTRAL)


By: /s/ Keith Chapman
   -------------------------------------

Title: Vice President
      ----------------------------------

ACKNOWLEDGED AND AGREED TO:


    /s/ Eric H. Paulson
----------------------------------------
          Eric H. Paulson

    /s/ Charles E. Cheney
----------------------------------------
          Charles E. Cheney